COMMITMENTS AND CONTINGENCIES	12 Months Ended
Apr. 30, 2013
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 15 • COMMITMENTS AND CONTINGENCIES
Ground Leases. As of April 30, 2013, the Company is a tenant under operating ground or air rights leases on twelve of its properties. The Company pays a total of approximately $500,000 per year in rent under these ground leases, which have remaining terms ranging from 2.5 to 88 years, and expiration dates ranging from October 2015 to October 2100. The Company has renewal options for six of the twelve ground leases, and rights of first offer or first refusal for the remainder.
The expected timing of ground and air rights lease payments as of April 30, 2013 is as follows:
(in thousands)
Year Ended April 30,	Lease Payments
2014	$504
2015	506
2016	478
2017	449
2018	449
Thereafter	21,667
Total	$24,053

Legal Proceedings. IRET is involved in various lawsuits arising in the normal course of business. Management believes that such matters will not have a material effect on the Company's consolidated financial statements.
Environmental Matters. It is generally IRET's policy to obtain a Phase I environmental assessment of each property that the Company seeks to acquire.  Such assessments have not revealed, nor is the Company aware of, any environmental liabilities that IRET believes would have a material adverse effect on IRET's financial position or results of operations. IRET owns properties that contain or potentially contain (based on the age of the property) asbestos or lead, or have underground fuel storage tanks. For certain of these properties, the Company estimated the fair value of the conditional asset retirement obligation and chose not to book a liability, because the amounts involved were immaterial. With respect to certain other properties, the Company has not recorded any related asset retirement obligation, as the fair value of the liability cannot be reasonably estimated, due to insufficient information. IRET believes it does not have sufficient information to estimate the fair value of the asset retirement obligations for these properties because a settlement date or range of potential settlement dates has not been specified by others, and, additionally, there are currently no plans or expectation of plans to sell or to demolish these properties, or to undertake major renovations that would require removal of the asbestos, lead and/or underground storage tanks.  These properties are expected to be maintained by repairs and maintenance activities that would not involve the removal of the asbestos, lead and/or underground storage tanks.  Also, a need for renovations caused by tenant changes, technology changes or other factors has not been identified.
Tenant Improvements.  In entering into leases with tenants, IRET may commit itself to fund improvements or build-outs of the rented space to suit tenant requirements.  These tenant improvements are typically funded at the beginning of the lease term, and IRET is accordingly exposed to some risk of loss if a tenant defaults prior to the expiration of the lease term, and the rental income that was expected to cover the cost of the tenant improvements is not received.  As of April 30, 2013, the Company is committed to fund approximately $7.5 million in tenant improvements, within approximately the next 12 months.
Purchase Options. The Company has granted options to purchase certain IRET properties to tenants in these properties, under lease agreements.  In general, the options grant the tenant the right to purchase the property at the greater of such property's appraised value or an annual compounded increase of a specified percentage of the initial cost of the property to IRET. The property cost and gross rental revenue of these properties are as follows:
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NOTE 15 • continued
	(in thousands)
		Gross Rental Revenue
Property	Investment Cost	2013	2012	2011
Billings 2300 Grant Road - Billings, MT	$2,522	$299	$291	$226
Fargo 1320 45th Street N - Fargo, ND	4,160	400	400	333
Healtheast St John & Woodwinds - Maplewood & Woodbury, MN	21,601	2,152	2,152	2,152
Missoula 3050 Great Northern - Missoula, MT	2,723	323	315	243
Sartell 2000 23rd Street South - Sartell, MN	12,716	365	868	1,209
Spring Creek American Falls- American Falls, ID	4,070	352	234	n/a
Spring Creek Boise - Boise, ID	5,075	440	293	n/a
Spring Creek Eagle - Eagle, ID	4,100	356	237	n/a
Spring Creek Meridian - Meridian, ID	7,250	624	417	n/a
Spring Creek Overland - Overland, ID	6,725	580	387	n/a
Spring Creek Soda Springs - Soda Springs, ID	2,262	196	130	n/a
Spring Creek Ustick - Meridian, ID	4,300	368	246	n/a
St. Michael Clinic - St. Michael, MN	2,851	249	248	244
Urbandale - Urbandale, IA	15,218	1,153	n/a	n/a
Winsted Industrial Building - Winsted, MN	1,054	70	32	n/a
Total	$96,627	$7,927	$6,250	$4,407

Restrictions on Taxable Dispositions.  Approximately 112 of the Company's properties, consisting of approximately 6.2 million square feet of our combined commercial segment's properties and 4,865 apartment units, are subject to restrictions on taxable dispositions under agreements entered into with some of the sellers or contributors of the properties. The real estate investment amount of these properties (net of accumulated depreciation) was approximately $855.3 million at April 30, 2013. The restrictions on taxable dispositions are effective for varying periods. The terms of these agreements generally prevent us from selling the properties in taxable transactions.  The Company does not believe that the agreements materially affect the conduct of its business or its decisions whether to dispose of restricted properties during the restriction period because the Company generally holds these and its other properties for investment purposes, rather than for sale. Historically, however, where the Company has deemed it to be in its shareholders' best interests to dispose of restricted properties, the Company has done so through transactions structured as tax-deferred transactions under Section 1031 of the Internal Revenue Code.
Redemption Value of UPREIT Units.  The limited partnership units ("UPREIT Units") of the Company's operating partnership, IRET Properties, are redeemable at the option of the holder for cash, or, at our option, for the Company's common shares of beneficial interest on a one-for-one basis, after a minimum one-year holding period.  All UPREIT Units receive the same cash distributions as those paid on common shares.  UPREIT Units are redeemable for an amount of cash per Unit equal to the average of the daily market price of an IRET common share for the ten consecutive trading days immediately preceding the date of valuation of the Unit.  As of April 30, 2013 and 2012, the aggregate redemption value of the then-outstanding UPREIT Units of the operating partnership owned by limited partners was approximately $209.7 million and $147.8 million, respectively.
Joint Venture Buy/Sell Options.  Certain of IRET's joint venture agreements contain buy/sell options in which each party under certain circumstances has the option to acquire the interest of the other party, but do not generally require that the Company buy its partners' interests. During the third quarter of fiscal year 2012, IRET acquired, in an equity transaction for $1.3 million, its joint venture partner's interest in the Company's only joint venture which allowed IRET's unaffiliated partner, at its election, to require that IRET buy its interest at a purchase price to be determined by an appraisal conducted in accordance with the terms of the agreement, or at a negotiated price. The entity will continue to be consolidated in IRET's financial statements. The Company currently has no joint ventures in which its joint venture partner can require the Company to buy the partner's interest.
Development, Expansion and Renovation Projects.  The Company has various contracts outstanding with third parties in connection with development, expansion and renovation projects that are underway or recently completed, the costs for which have been capitalized. As of April 30, 2013, contractual commitments for these projects are as follows:
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NOTE 15 • continued
First Avenue Apartment Homes, Minot, North Dakota:  In the fourth quarter of fiscal 2013, the Company substantially completed the conversion of an existing approximately 15,000 square foot commercial office building in Minot, North Dakota to a 20-unit multi-family residential property, for an estimated total cost of $3.0 million. As of April 30, 2013, the Company had incurred approximately $2.9 million of these project costs.
Arrowhead First International Bank, Minot, North Dakota:  During the first quarter of fiscal year 2013, the Company entered into an agreement with First International Bank and Trust, Watford City, North Dakota (First International) to construct an approximately 3,700 square-foot building on an outlot of the Company's Arrowhead Shopping Center in Minot, North Dakota, to be leased by First International under a 20-year lease for use as a branch bank location. The total cost of the project is estimated to be approximately $1.7 million. The building was substantially completed in the fourth quarter of fiscal year 2013. As of April 30, 2013, the Company had incurred approximately $1.6 million of these estimated project costs. Stephen Stenehjem, a member of the Company's Board of Trustees, is the President and Chairman of First International, and accordingly this transaction was reviewed and approved by the Company's Audit Committee under the Company's related party transactions approval policy, and by the Company's independent trustees.
River Ridge Apartment Homes, Bismarck, ND: During the second quarter of fiscal year 2013, the Company began construction of its 146-unit River Ridge Apartments project in Bismarck, North Dakota. River Ridge is located near IRET's Cottonwood Apartments in Bismarck, and will offer amenities including a pool, exercise facility and underground parking. The Company estimates that the total cost to construct the project will be approximately $25.8 million. Completion of the project is currently expected in the second quarter of the Company's fiscal year 2014. As of April 30, 2013, the Company had incurred approximately $13.2 million of the total estimated project costs.
Cypress Court Apartment Homes, St. Cloud, Minnesota: In August 2012, the Company entered into a joint venture agreement with a real estate development and contracting company in St. Cloud, Minnesota, to construct a two-building, 132-unit multi-family residential property in St. Cloud, Minnesota, for an estimated total project cost of $14.3 million. The Company owns approximately 79% of the joint venture entity, and the Company consolidates the joint venture's results in its financial statements; the remaining approximately 21% interest is owned by its joint venture partner. Completion of the apartment project is currently expected in the second quarter of the Company's fiscal year 2014. As of April 30, 2013, the Company had incurred approximately $6.5 million of the total estimated project costs.
Southgate Apartments, Minot, North Dakota: In January 2013, the Company entered into a joint venture agreement to construct an apartment project in Minot, North Dakota. The Company owns approximately 51% of the joint venture entity, and the Company consolidates the joint venture's results in its financial statements; the remaining approximately 49% of the joint venture entity is owned by its joint venture partner. See Note 6 for additional information on the joint venture. The project is expected to be completed in two phases, with a total of approximately 341 units. Phase I, the Landing at Southgate, consists of three approximately 36-unit buildings, and is expected to be completed in August 2013. Phase II, the Commons at Southgate, is currently expected to consist of an approximately 233-unit building to be completed in June 2014. IRET currently estimates total costs for both phases of the project at $52.2 million. As of April 30, 2013, the Company had incurred approximately $13.9 million of the total estimated project costs. The development is located near IRET's Plaza 16 property (formerly IRET Corporate Plaza) in southwest Minot.
Renaissance Heights I Apartments, Williston, North Dakota: In February 2013, the Company entered into a joint venture agreement to construct the first phase of an apartment project in Williston, North Dakota. The Company's joint venture partner in the Renaissance Heights project is also the Company's partner in its Williston Garden Apartments Project. The Company will own approximately 70% of the project, subject to final project costs, and the joint venture's results are consolidated in the Company's financial statements. The first phase of the Renaissance Heights Apartments project, consisting of five buildings with a total of 288 units, commenced construction in April 2013, with construction completion expected in September 2014. The site of the first phase of this development project is approximately 14.5 acres of an approximately 40-acre parcel of land purchased by the Company in April 2012. The total cost of this first phase of the Renaissance Heights project is estimated at $62.2 million, including the purchase price of the land. The remaining two phases of the project are expected to consist of an additional total of approximately 462 units, for a total of approximately 750 units in all three phases. This development project is

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NOTE 15 • continued
subject to various contingencies, and no assurances can be given that the project will be completed in the time frame or on the terms currently proposed, or at all.
Arcata Apartments, Golden Valley, Minnesota: In April 2013, the Company acquired approximately two acres of vacant land in Golden Valley, Minnesota for a purchase price of approximately $2.1 million. The parcel of land is located near the Company's Golden Hills Office Center. The Company has signed a development services agreement with Trammell Crow Company to develop on this parcel an approximately 165-unit apartment building. Construction is currently expected to commence in August 2013 and conclude in approximately November 2014, with a total project cost of approximately $33.4 million, including the purchase price of the land. However, the Company has not yet finalized the construction contract for the project, and the project is subject to various additional contingencies, and, accordingly, no assurances can be given that the project will be completed in the time frame or on the terms currently proposed, or at all.
Bank Office Build-to-Suit, Minot, North Dakota: In June 2013, the Company signed a lease agreement with a national bank committing the Company to develop and construct an approximately 5,000 square foot bank building in Minot, North Dakota for lease by the bank, at a projected total cost of approximately $3 million, including the cost of the land for the project, which is an approximately 1.1 acre parcel. Construction of the bank building is currently planned to commence in August 2013, with completion expected in March 2014. However, the Company is currently finalizing the construction contract for the project prior to obtaining construction bids, and the tenant in the project may terminate the project if construction costs exceed the budget agreed in the lease. Accordingly, no assurances can be given that this project will be completed in the time frame or on the terms currently proposed, or at all.